                     SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

                          AMERICORP, INC.
          -----------------------------------------------
          (Name of Registrant as Specified In Its Charter)


 ---------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the
              Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
     14a-6(j)(2) or Item 22(a)(2) of Schedule 14A.
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and O-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:
Notes:

                            AMERICORP, INC.
                      7393 Hodgson Memorial Drive
                        Savannah, Georgia 31406

                              PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Americorp, Inc. (the "Company") for use at the annual meeting of shareholders of the Company to be held on May 26, 1995, and any adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone or telegraph. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on April 28, 1995.

      The record of shareholders entitled to vote at the annual meeting was taken as of the close of business on March 31, 1995. On that date, the Company had outstanding and entitled to vote 5,473,889 shares of Common Stock, par value $0.01 per share.

      Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company. If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon. If the Proxy is returned but no choice is specified thereon, it will be voted for all the persons named below under the caption "Information about Nominees for Director."

      Enclosed with the Proxy Statement is a copy of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 1994. The Company will furnish copies of any exhibits to the Form 10-KSB on request and upon the payment of the Company's expense in furnishing the exhibits to any record or any beneficial owner of its Common Stock as of March 31, 1995 who requests a copy of such exhibit. Any request for the exhibits to the Form 10-KSB report should be in writing addressed to:

            Mr. James R. McLemore, Jr.
            Americorp, Inc.
            7393 Hodgson Memorial Drive
            Savannah, Georgia 31406

      If the person requesting the exhibits was not a shareholder of record on March 31, 1995, the request must include a representation that the person was a beneficial owner of Common Stock on that date.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

      The following table sets forth as of March 1, 1995, beneficial ownership of the Company's Common Stock by (i) each "person" (as that term is defined by the Securities and Exchange Commission) known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, (ii) by each nominee for director, (iii) by each individual named on the Compensation Table below and (iv) by all directors and officers of the Company as a group.

           Name and Address                   Number of Shares                Percent
         of Beneficial Owner                 Owned Beneficially               of Class
         -------------------                 ------------------               --------

        Bank Corporation of Georgia              3,649,261(1)                  66.67%
        4951 Forsyth Road
        Macon, GA 31210

        Stephen W. Doughty                            -0-                       0.00%
        4951 Forsyth Road
        Macon, GA 31210

        Joseph W. Evans                          3,649,261 (1)                 66.67%
        4951 Forsyth Road
        Macon, GA 31210

        J. Thomas Wiley, Jr.                           -0-                      0.00%
        7393 Hodgson Memorial Drive
        Savannah, GA 31406

        Heys E. McMath, III                            -0-                      0.00%
        7393 Hodgson Memorial Drive
        Savannah, GA 31406

        All Officers & Directors                  3,649,261 (1)                66.67%
        as a Group (4 persons)

____________________________

(1) Includes 3,649,261 shares of stock owned by Bank Corporation of Georgia ("BCG") which are voted by Joseph W. Evans, President and Director of the Company. Mr. Evans is also
     Chief Executive Officer and a Director of BCG.

               NOMINATION AND ELECTION OF DIRECTORS

     The by-laws of the Company provide that the Board of Directors shall consist of three directors. The number of directors may be increased or decreased from time to time by the


board of directors by amendment of the by-laws, but no decrease shall have the effect of shortening the term of an incumbent director. The term of office for directors continues until the next annual meeting and until their successors are elected and
qualified.     Each Proxy executed and returned by a shareholder
will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the election of the nominees named below to constitute the entire Board of Directors. In the event that any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the Proxy be voted for more than three nominees. The affirmative vote of the majority of the outstanding shares of Common Stock represented in person or by proxy at a meeting at which a quorum is present is required for election of the nominees named below. A quorum is present when the holders of a majority of the shares outstanding on the record date are present in person or by proxy. An abstention or a broker non-vote would be included in determining whether a quorum is present at the meeting and would have the effect of a vote against the director. Management of the Company has no reason to believe that any nominee will not serve if elected. All of the nominees are currently directors of the Company. The Board of Directors recommends a vote "FOR" the proposed nomination and election of directors, and the enclosed Proxy will be so voted unless the shareholder executing the Proxy specifically votes against the election of directors or abstains from voting by marking the appropriately designated block on the Proxy.

             INFORMATION ABOUT NOMINEES FOR DIRECTOR

     The following information as of March 15, 1995, has been furnished by the respective nominees for Director. Except as otherwise indicated, each nominee has been or was engaged in his present or last principal employment, in the same or a similar position, for more than five years.

               Name (Age)                Information About Nominee
               ----------                -------------------------
            Joseph W. Evans (45)    Mr. Evans has been President and a
                                    Director of the Company and Ameribank,
                                    N.A., the Company's wholly-owned
                                    subsidiary (the "Bank") since 1990.  He
                                    is President and CEO and a Director of
                                    Bank Corporation of Georgia, a Macon,
                                    Georgia based bank holding company, and
                                    is Chairman of the Board of Directors
                                    of First South Bank, N. A., its wholly-
                                    owned subsidiary.

            Stephen W. Doughty      A Director of the Company and the Bank sinc 1990,
            (43)                    Mr. Doughty is Executive Vice President
                                    of Bank Corporation of Georgia, a
                                    Macon, Georgia bank holding company,
                                    and is President of its wholly-owned
                                    subsidiary, First South Bank, N. A.  He
                                    is also a Director of each.

            J. Thomas Wiley, Jr.    Mr. Wiley has been a Director of the
            (42)                    Company and President, CEO, and
                                    Director of the Bank since 1990.  Mr.
                                    Wiley is also an Executive Vice
                                    President of Bank Corporation of
                                    Georgia, where he has served since
                                    1982,  and a Director of First South
                                    Bank, N. A.

     There are no family relationships betweeen any director, executive officer, or nominee for director of the Company or of its subsidiary.




                            EXECUTIVE COMPENSATION


     The Company does not separately compensate any of its executive officers. The following table sets forth the annual compensation paid by the Bank for fiscal years ending December 31, 1994, 1993, and 1992 to J. Thomas Wiley, Jr., the President and Chief Executive Officer of the Bank and Heys E. McMath, III, Executive Vice President of the Bank, the only other executive officer whose salary and bonus exceeded $100,000 during the 1994 fiscal year.


Name & Principal                                                                           Other Annual
    Position                                   Year       Salary($)         Bonus($)       Compensation
- - ----------------                               ----       ---------         --------       -------------
J. Thomas Wiley, Jr.                           1994      $ 110,000         $ 43,505              (1)
 (President & Chief Executive Officer          1993        110,000           30,505              (1)
 of the Bank, Director of the Company)         1992        100,000           10,500              (1)

Heys B. McMath, III                            1994        77,260            25,220              (1)
 (Executive Vice President of the Bank,        1993 (2)    68,119             3,500              (1)
  Director of the Bank)                        1992 (2)      -0-                -0-

__________________________________________
(1)  Does not meet the SEC threshold for disclosure.
(2)  Mr. McMath was employed by the Bank in January, 1993.

DIRECTOR'S COMPENSATION

     Directors of the Company are not separately compensated for meetings of the Board of Directors of the Company. The Directors of the Bank currently receive a fee of $500 per month for service as a director.


          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with directors and officers of the Company and their associates, including corporations in which such officers or directors are shareholders, directors and/or officers, on the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. Such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features. At December 31, 1994, loans to directors and officers and their associates totalled $359,109, or 8.6% of total shareholders' equity.

     Effective January 1, 1992, the Company entered into a cost-sharing arrangement with BCG under which BCG provides management, accounting, auditing, data processing, and other support services to the Company. The Company paid an aggregate amount of $120,000 to BCG in 1994 for these services.


        MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors met once in 1994 before the 1994 annual meeting, and three times in 1994 after the meeting. All directors attended each Board meeting held during 1994. The Company has no committees, but the Bank does have an Audit Committee, Compensation Committee, Loan Committee, and Loan Review Committee.

         INFORMATION CONCERNING THE COMPANY'S ACCOUNTANTS

     The certified public accounting firm of Evans, Porter, Bryan & Company was the independent accountant for the Company during the year ended December 31, 1994. Representatives of Evans, Porter, Bryan & Company are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Company anticipates that Evans, Porter, Bryan & Company will be the Company's accountants for the current fiscal year.

                      SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Company's 1996 Annual Meeting must be received by December 28,
1995, in order to be eligible for inclusion in the Company's
Proxy Statement and Proxies for that meeting.

          OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     Management of the Company knows of no matters other than those stated above that are to be brought before the meeting. If any other matters should be presented for consideration and voting, however, it is the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their judgment as to what is in the best interest of the Company.





                             By Order of the Board of Directors,



                             JAMES R. McLEMORE, JR.
                             Secretary

April 28, 1995



                             AMERICORP, INC.
                      7393 HODGSON MEMORIAL DRIVE
                         SAVANNAH, GEORGIA 31406


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on May 26, 1995


      The annual meeting of shareholders of Americorp, Inc. (the "Company") will be held on Friday, May 26, 1995, at 9:00 A.M. at the board room of the Company, 7393 Hodgson Memorial Drive, in Savannah, Georgia, for the purposes of considering and voting upon:

           1. The election of three directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified; and

           2. Such other matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on March 31, 1995 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

      The Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting you may, if you wish, withdraw your Proxy and vote in person.

      Also enclosed is a copy of the Company's 1994 Annual Report on Form 10-KSB, without exhibits.

                                   By Order of the Board of Directors,



                                   JOSEPH W. EVANS
                                   Chairman of the Board and Director

April 28, 1995


      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY PROMPTLY SO THAT YOUR VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND PERSONALLY.



                   APPENDIX A


                                 COMMON STOCK
                                AMERICORP, INC.
                    THIS PROXY IS SOLICITED BY THE BOARD OF
            DIRECTORS FOR THE 1995 ANNUAL MEETING OF SHAREHOLDERS.

      The undersigned hereby appoints Hugh W. Tracy and Joseph W. Evans, or either of them with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of AMERICORP, INC. to be held on May 26, 1995, and any adjournment thereof.

1.     /  /    FOR all nominees for director listed below (except as marked to the contrary);

      Stephen W. Doughty, Joseph W. Evans, Hugh W. Tracy, J. Thomas Wiley, Jr.

      (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

      ________________________________________________________________________


       /  /    WITHHOLD AUTHORITY to vote for all nominees listed above.


2. In accordance with their best judgement with respect to any other matters that may properly come before the meeting.

      THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION OF THE PERSONS NAMED IN THE PROXY STATEMENT, AND, UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                                          __________________________________

                                          Signature(s) of Shareholder(s)
                                          Please sign this Proxy exactly as
                                          name appears on the Proxy
                                          Note: When signing as an attorney,
                                          trustee, administrator or guardian,
                                          please give your title as such.  In
                                          the case of joint tenants, each
                                          joint owner must sign.

                                          Date:________________________